                                      MCN
                         SUPPLEMENTAL RETIREMENT PLAN
                         ----------------------------

                                MCN CORPORATION
                                ---------------

          On behalf of MCN Corporation, I hereby adopt the MichCon Supplemental Retirement Plan, effective as of January 1, 1990, and as amended from time to time, so as to provide benefits to officers and other employees of MCN Corporation under the terms and conditions of said plan.


                                MCN Corporation



                          By:   /s/ Alfred R. Glancy III
                                ------------------------------------
                                    Alfred R. Glancy III
                                Chairman and Chief Executive Officer



       August 15, 1992
------------------------------

                                    MICHCON

                         SUPPLEMENTAL RETIREMENT PLAN




                    (as amended effective January 1, 1990)

                               TABLE OF CONTENTS



Section                                                                     Page
-------                                                                     ----
ARTICLE 1..................................................................    1
     Title

ARTICLE 2..................................................................    1
     Definitions

ARTICLE 3..................................................................    1
     Purpose

ARTICLE 4..................................................................    2
     Effective Date

ARTICLE 5..................................................................    2
     Eligibility

ARTICLE 6..................................................................    2
     Employers' Obligation

ARTICLE 7..................................................................    3
     Payment of Benefits

ARTICLE 8..................................................................    3
     Unfunded Plan

ARTICLE 9..................................................................    4
     Administration

ARTICLE 10.................................................................    4
     Amendment and Termination

ARTICLE 11.................................................................    4
     Miscellaneous
          Section 11.1 Benefits Non-Assignable.............................    4
          Section 11.2 No Employment Rights................................    4
          Section 11.3 Law Applicable......................................    4
          Section 11.4 Legal Fees and Expenses.............................    5
          Section 11.5 Cause...............................................    5

ARTICLE 12.................................................................    5
     Change in Control Provisions
          Section 12.1 General.............................................    5
          Section 12.2 Transfer to Rabbi Trust.............................    5
          Section 12.3 Joint and Several Liability.........................    5
          Section 12.4 Dispute Procedures..................................    5
          Section 12.5 Definition of Change in Control.....................    6


                                    MICHCON

                         SUPPLEMENTAL RETIREMENT PLAN

                    (as amended effective January 1, 1990)



                                   ARTICLE 1

                                     TITLE
                                     -----



          The title of this plan shall be the "MichCon Supplemental Retirement Plan" and shall be referred to in this document as the "Plan".



                                   ARTICLE 2

                                  DEFINITIONS
                                  -----------



          The words and phrases used in the Plan shall have the same meanings as provided under Article 2 of the MichCon Retirement Plan (the "Qualified Plan"), unless otherwise defined in the Plan or the context clearly requires otherwise.



                                   ARTICLE 3

                                    PURPOSE
                                    -------



          The principal purpose of the Plan is to provide for the payment of certain benefits that would not otherwise be payable under the Qualified Plan. Such benefits shall be payable to certain employees of the Company and any other corporation which is a Participating Employer under the Qualified Plan.

                                   ARTICLE 4

                                EFFECTIVE DATE
                                --------------

          The effective date of the Plan for the Company shall be March 31, 1988 and for any Participating Employer shall be the date established by resolution of the Board of Directors of the particular Participating Employer at the time of adoption of the Plan.

                                   ARTICLE 5

                                  ELIGIBILITY
                                  -----------

          All employees of Participating Employers whose benefits under the Qualified Plan are limited because of the limitation on compensation under
Section 401(a)(17) of the Code, the limitation on benefits and contributions under Section 415 of the Code, or any other provision of the Code or other law that the Committee hereafter designates shall be eligible for the benefits provided by this Plan. Also, all employees of Participating Employers who are participating in the MichCon Supplemental Savings Plan shall be eligible for benefits provided by this Plan. Notwithstanding the foregoing, no employee shall be eligible for benefits provided by this Plan until such employee has satisfied the eligibility requirements of the Qualified Plan.

                                   ARTICLE 6

                             EMPLOYERS' OBLIGATION
                             ---------------------

          The Participating Employers shall pay under this Plan any amount that any eligible employee would have been entitled to receive under the Qualified Plan but for the limitation on compensation under Section 401(a)(17) of the Code, the limitation on benefits and contributions under Section 415 of the Code, and any other provision of the Code or other law that the Committee hereafter designates. Also, the Participating Employers shall pay under this Plan any amount that any eligible employee would have been entitled to receive under the Qualified Plan but for the exclusion of deferrals under the MichCon Supplemental Savings Plan from the definition of Primary Monthly Earnings in the Qualified Plan. Such payments shall be made by the particular Participating Employer which last employed the employee with respect to whom the payment is to be made.

                                   ARTICLE 7

                              PAYMENT OF BENEFITS
                              -------------------

          Payments made under this Plan shall be made in all respects at the same time, in the same manner and to the same person as would have been the case under the Qualified Plan had the limitations described in Article 6 not been applicable and the payment had been made under the Qualified Plan.

                                   ARTICLE 8

                                 UNFUNDED PLAN
                                 -------------

          This Plan shall not be a funded plan. Notwithstanding that, the Participating Employers may set aside or otherwise earmark company assets for payment of the benefits payable hereunder. Title to and ownership of such assets shall at all times remain in such company, and no eligible employee shall have any property interest in any specific assets of such company. Nothing in the Plan and no action taken pursuant to the provisions of the Plan shall be deemed to create a trust or fund of any kind or to create a fiduciary relationship. The obligation to make payments under this Plan shall be and remain an unsecured, unfunded general obligation of the Participating Employer.

                                   ARTICLE 9

                                ADMINISTRATION
                                --------------

          The Plan shall be administered by the Committee appointed pursuant to the provisions of Section 14.1 of the Qualified Plan. The Committee shall have the same powers and duties, and shall be subject to the same limitations, as are described in the Qualified Plan.

                                  ARTICLE 10

                           AMENDMENT AND TERMINATION
                           -------------------------

          The Plan shall be subject to the same reserved power of amendment and termination as the Qualified Plan.

                                  ARTICLE 11

                                 MISCELLANEOUS
                                 -------------

          Section 11.1 Benefits Non-Assignable. This Plan shall be subject to the same terms as specified in Section 11.6 of the Qualified Plan, and said
Section is hereby incorporated by reference.

          Section 11.2 No Employment Rights. Nothing contained in the Plan and no action taken pursuant to the provisions of the Plan shall be construed as a contract of employment between an employee and the Company or a Participating Employer, or as a right of any employee to be continued in the employment of the Company or a Participating Employer, or as a limitation of the right of the Company or a Participating Employer to discharge any employee at any time, with or without cause, or as a limitation of the right of the employee to terminate employment at any time.

          Section 11.3 Law Applicable. This Plan and all actions hereunder shall be governed by and construed according to the laws of the State of Michigan.

          Section 11.4 Legal Fees and Expenses. The Company shall pay all legal fees and expenses that any eligible employee may incur as a result of the Company contesting the validity, enforceability, or such employee's interpretation of, or determinations under this Plan.

          Section 11.5 Cause. Cause shall mean repeated material breaches of an Employee's duties of employment which are not cured after receipt by the Employee of written notice specifying such breaches or the Employee's conviction of a felony involving moral turpitude.

                                  ARTICLE 12

                         CHANGE IN CONTROL PROVISIONS
                         ----------------------------

          Section 12.1 General. In the event of a Change in Control, as defined in Section 12.5, then, notwithstanding any other provision of the Plan, the provisions of this Section 12 shall be applicable and shall supersede any conflicting provisions of the Plan.

          Section 12.2 Transfer to Rabbi Trust. MCN Corporation ("MCN") has established a trust pursuant to a Trust Agreement dated January 3, 1991 (the "Rabbi Trust"). The terms of the Rabbi Trust provide that, in the event of a Change in Control and thereafter, assets are to be transferred to such trust to provide benefits under the Plan. MCN shall make all transfers of funds required by the Rabbi Trust in a timely manner and shall otherwise abide by the terms of the Rabbi Trust.

          Section 12.3 Joint and Several Liability. Upon and at all times after a Change in Control, the liability under the Plan of MCN and each Affiliated Employer that has adopted the Plan shall be joint and several so that MCN and each such Affiliated Employer shall each be liable for all obligations under the Plan to each employee covered by the Plan, regardless of the corporation by which such employee is employed.

          Section 12.4 Dispute Procedures. In the event that, upon or at any time subsequent to a Change in Control, a claim for benefits under the Plan of a Participant or distributee who has exhausted the claims and appeals procedures set forth in Section 13.7 of the Qualified Plan is denied in whole or in part, the following additional procedures shall be applicable:

               (a) Any amount that is not in dispute shall be paid to the Participant or distributee at the time or times provided herein.

          (b) MCN shall advance to such claimant from time to time such amounts as shall be required to reimburse the claimant for reasonable legal fees, costs and expenses incurred by such claimant in seeking a judicial resolution of his or her claim, including reasonable fees, costs and expenses relating to appeals; provided, however, that MCN shall not be obligated to advance to the claimant any amounts under this Section 12.4(b) unless and until the claimant agrees in writing to repay to MCN, immediately upon the occurrence of a final judicial determination with respect to such dispute, any amount of such fees, costs and expenses that is not awarded to such claimant in a final order of a court of competent jurisdiction.

     Section 12.5 Definition of Change in Control.  A "Change of Control" means:

          (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (a "Person") of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of MCN Corporation (the "Outstanding MCN Common Stock") or (ii) the combined voting power of the then outstanding voting securities of MCN Corporation entitled to vote generally in the election of directors (the "Outstanding MCN Voting Securities"); provided, however, that the following acquisitions shall not constitute a Change of Control: (A) any acquisition directly from MCN Corporation (excluding any acquisition by virtue of the exercise of a conversion privilege), (B) any acquisition by MCN Corporation, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by MCN Corporation or any corporation controlled by MCN Corporation or (D) any acquisition by any corporation pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (i), (ii) and
     (iii) of subsection (c) of this Section 12.5 are satisfied; or

          (b) Individuals who, as of the date hereof, constitute the Board of Directors of MCN Corporation (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by MCN Corporation's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

          (c) Approval by the shareholders of MCN Corporation of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (i) more than 60% of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities, as the case may be, (ii) no Person (excluding MCN Corporation, any employee benefit plan or related trust sponsored or maintained by MCN Corporation or any corporation controlled by MCN Corporation or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, mergers or consolidation, directly or indirectly, 20% or more of the Outstanding MCN Common Stock or Outstanding MCN Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (iii) at least a majority of the members of the board of directors of the corporation resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

          (d) Approval by the shareholders of MCN Corporation of (i) a complete liquidation or dissolution of MCN Corporation or (ii) the sale or other disposition of all or substantially all of the assets of MCN Corporation, other than to a corporation, with respect to which following such sale or other disposition, (A) more than 60% of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the Outstanding MCN Common Stock and Outstanding MCN Voting Securities, as the case may be, (B) no Person (excluding MCN Corporation, any employee benefit plan or related trust sponsored or maintained by MCN Corporation or any corporation controlled by MCN Corporation or such corporation resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, 20% or more of the Outstanding MCN Common Stock or Outstanding MCN Voting Securities, as the case may be) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of such corporation and the combined voting power of the then outstanding voting securities of such corporation entitled to vote generally in the election of directors and (C) at least a majority of the members of the board of directors of such corporation were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of MCN Corporation.

     IN WITNESS WHEREOF, the undersigned official of the Company has executed this Plan as of this 1st day of January, 1990, pursuant to the resolution adopted by the Board of Directors of the Company.

                                   MICHIGAN CONSOLIDATED GAS COMPANY


                                   By:  /s/ Alfred R. Glancy III
                                   ---------------------------------------------
                                            Alfred R. Glancy III,
                                            Chairman and Chief Executive Officer



Restated August 15, 1992